Exhibit 10.51

[***] Certain information has been excluded pursuant to Regulation S-K, Item 601(b)(10)(iv) from this Document because it is both not material and is the type that the registrant treats as private or confidential.

Business Confidential – Protected B

THIS IS AN AMENDING AGREEMENT

BETWEEN:	NATIONAL RESEARCH COUNCIL OF CANADA
a departmental corporation of the Government of Canada
whose head office address is:
1200 Montreal Road
	Ottawa, Ontario K1A 0R6	(called the “NRC”)

AND:	VARIATION BIOTECHNOLOGIES INC.
A corporation incorporated under the laws of Canada
whose registered office address is located at:
310 Hunt Club Road East, Suite 201
	Ottawa, Ontario K1H 7A6	(called the “Collaborator” or “VBI”)

(Individually called a “Party” and collectively called the “Parties”)

WHEREAS the Parties entered into an Agreement signed by the NRC on 30 March 2020, for a Project described as “COVID-19 vaccine evaluation” (hereinafter called the “Original Agreement”)

WHEREAS the Parties amended the Original Agreement, first on 21 December 2020 to add additional scope of work (called “Amendment One”), a second amendment on July 8, 2021 (called “Amendment Two”), a third amendment on 28 August 2021 (“Amendment Three”), a fourth amendment was executed on 15 November 2021 (“Amendment Four”), a fifth amendment on 08 February 2022 (“Amendment Five”) and a sixth amendment on April, 28, 2022 (“Amendment Six”). The Original Agreement, Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five and Amendment Six collectively called “The Agreements”.

WHEREAS the Parties wish to execute a seventh amendment to make changes to the Statement of Work due to insufficient results collected to date, as well as to add new tasks

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1.	The Agreements shall be read with the amended terms stated below. With respect to all other unmodified terms, the Parties confirm the Original Agreement.

2.	The attached Statement of Work and Deliverables amends the Statements of Work and Deliverables listed in The Agreements and adds additional scope of work for clone #20. For clarity, the changes are more fully described in the Background section of the attached Statement of Work.

3.	The total value of the work defined in the attached Statement of Work and Deliverables is estimated to be ***.

4.	VBI is a Canadian Small and Medium Enterprise (SME) and benefits from a Fee Reduction of *** for the work associated with this Amendment. The Collaborator hereby warrants that, at the time of signing this Agreement, it is a SME and has 500 or fewer full-time equivalent employees.

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5.	The amount that VBI will pay to the NRC for the additional work detailed in this Amendment Seven is ***.

6.	The Invoicing Schedule for Task 1.21 listed in The Agreements is hereby revised as follows:

Delete:

“Upon completion of Task 1.21 Amount Due: ***”

and replace with:

“Upon completion of Task 1.21.1 Amount Due: ***” and

“Upon completion of Task 1.21.2 Amount Due: ***”.

7.	The following new invoicing schedule is added:

Invoicing Schedule	Amount Due*
Upon signature of Amendment 7, for the additional plating for Task 2.9.2	CAD ***
*plus applicable taxes

8.	The expiry date, last amended in Amendment Six to be December 31, 2022 is hereby extended to a new expiry date of December 31, 2023. The Parties agree that Project work performed between December 31, 2022 and this Amendment is subject to the terms and conditions of The Agreements and this Amendment Seven. This Amendment will be effective on the date of the last Party’s signature.

9.	This Amendment may be executed in one or more counterparts and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A facsimile copy or portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Amendment Seven.

SIGNED by VBI at Ottawa, Ontario

VARIATION BIOTECHNOLOGIES INC.

Date: February 28, 2023	Per:	/s/ Jeffrey Baxter
	Name:	Jeffrey Baxter
	Title:	CEO

SIGNED by the NRC at Ottawa, Ontario, Canada

NATIONAL RESEARCH COUNCIL OF CANADA

Date: February 28, 2023	Per:	/s/ Lakshmi Krishnan
Lakshmi Krishnan
Vice President, Life Sciences Division

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STATEMENT OF WORK AND DELIVERABLES

***

PROJECT CONTACTS

Role	Name	Phone	e-mail
Client Technical Contact	Dr. Catalina Soare	***	***
Client Business Contact	Dr. Leigh O’Hara	***	***
NRC Project Leader (Technical Contact)	Dr. Alaka Mullick	***	***
NRC Project Managers	Dao Ly Krista Melville	***	***
NRC Business Contact	Dr. Paul Payette	***	***

-end-

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